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                                                                EXHIBIT 10(c)(6)

                         THIRD PARTY PLEDGE AGREEMENT

                                                 Date       MAY 31, 1995
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PLEDGOR   MARK ALLEN MCMILLAN    SECURED  THE FIRST NATIONAL BANK OF BRYAN
                                  PARTY
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BUSINESS
OR        4455 CARTER CREEK      ADDRESS  2807 TEXAS AVE. P O BOX 833
RESIDENCE
ADDRESS
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 CITY,    BRYAN, TX 77802         CITY,   BRYAN, TX.  77802
STATE &                          STATE &
ZIP CODE                         ZIP CODE
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1. SECURITY INTEREST AND COLLATERAL.  To secure (check one):

   [ ] the payment and performance of each and every debt, liability and obligation of every type and description which

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   ("Debtor") may now or at any time hereafter owe to Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being herein collectively referred to as the "Obligations").

   [x] the debt, liability or obligation of BODYBILT SEATING INC.
   (MODIFICATION) ("Debtor") to Secured Party evidenced by or arising under the following: PROMISSORY NOTE NUMBER #33118-68 DATED 5-31-95, and any extensions, renewals or replacements thereof (herein referred to as the "Obligations"),

Pledgor hereby grants Secured Party a security interest (herein called the "Security Interest") in (check one):

   [ ] all property of any kind now or at any time hereafter owned by Pledgor, or in which Pledgor may now or hereafter have an interest, which may now be or may at any time hereafter come into the possession or control of Secured Party or into the possession or control of Secured Party's agents or correspondents, whether such possession or control is given for collateral purposes or for safekeeping, together with all proceeds of and other rights in connection with such property (herein called the "Collateral").

   [X] the property owned by Pledgor and held by Secured Party that is described as follows: JACKSON NATIONAL LIFE INSURANCE POLICY #8636700, together with all rights in connection with that property (herein called the "Collateral").

2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Pledgor represents, warrants and covenants that:

   (a) Pledgor will duly endorse, in blank, each and every instrument constituting Collateral by signing on said instrument or by signing a separate document of assignment or transfer, if required by Secured Party.

   (b) Pledgor is the owner of the Collateral free and clear of all liens, encumbrances, security interests and restrictions, except the Security Interest and any restrictive legend appearing on any instrument constituting Collateral.

   (c) Pledgor will keep the Collateral free and clear of all liens, encumbrances and security interests, except the Security Interest.

   (d) Pledgor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral.

   (e) At any time, upon request by Secured Party, Pledgor will deliver to Secured Party all notices, financial statements, reports or other communications received by Pledgor as an owner or holder of the Collateral.

   (f) Pledgor will upon receipt deliver to Secured Party in pledge as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations.

3. RIGHTS OF SECURED PARTY. Pledgor agrees that Secured Party may at any time, whether before or after the occurrence of an Event of Default and without notice or demand of any kind, (i) notify the obligor on or issuer of any Collateral to make payment to Secured Party of any amounts due or distributable thereon, (ii) in Pledgor's name or Secured Party's name enforce collection of any Collateral by suit or otherwise, or surrender, release or exchange all or any part of it, or compromise, extend or renew for any period any obligation evidenced by the Collateral, (iii) receive all proceeds of the Collateral, and (iv) hold any increase or profits received from the Collateral as additional security for the Obligations, except that any money received from the Collateral shall, at Secured Party's option, be applied in reduction of the Obligations, in such order of application as Secured Party may determine, or be remitted to Debtor.

  THIS AGREEMENT CONTAINS ADDITIONAL PROVISIONS SET FORTH ON PAGE 2 HEREOF,
                     ALL OF WHICH ARE MADE A PART HEREOF.

                                        MARK ALLEN MCMILLAN
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                                                     Pledgor's Name

                                     By /s/ MARK ALLEN MCMILLAN
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                                          MARK ALLEN MCMILLAN

                                        Title: PRESIDENT
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                                        By
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                                        Title:
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BANKERS SYSTEMS, INC., ST. CLOUD, MN 56302 (1-800-397-2341) FORM M-150 5/20/91
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